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                                                                 EXHIBIT 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into as of this 6th day of March 2001 by and between Strouds, Inc. ("Employer") and Thomas S. Paccioretti ("Employee").

         WHEREAS, on September 7, 2000, the Employer filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Case").

         WHEREAS, Employer and Employee entered into that certain employment agreement, dated January 5, 2001 (the "Employment Agreement"), pursuant to which the Employer agreed to employ Employee as its President and Chief Executive Officer upon the terms and conditions set forth in the Employment Agreement;

         WHEREAS, on February 13, 2001, the Official Committee of Unsecured Creditors (the "Committee") appointed in the Bankruptcy Case filed an objection to certain terms and conditions of the Employment Agreement;

         WHEREAS, the Employer, Employee and Committee desire to resolve the Objection and amend the Employment Agreement on the terms and conditions set forth herein; and

         NOW THEREFORE, in consideration of the foregoing, the parties hereby agree that paragraph 4 of the Employment Agreement is revised and restated as follows:

         INCENTIVE BONUS. Employer shall pay to Employee a Ninety Thousand Dollar ($90,000.00) Incentive Bonus if: (a) during the term of this Agreement (including any extensions thereof), (i) an agreement is executed for the sale of all or substantially all of Employer's assets under a sale pursuant to Section 363 of the Bankruptcy Code with one or more buyers or (ii) the Company files a plan of reorganization with the bankruptcy court that provides for emergence of an on-going business from chapter 11 (hereinafter, the occurrence of (i) or (ii) will be referred to as an "Incentive Event"); and (b) at any time the bankruptcy court approves and/or confirms the Incentive Event.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Employment Agreement as of the day and year first above written.

STROUDS, INC.                          THOMAS S. PACCIORETTI

By:    /s/ Larry Bemis                 By: /s/ Thomas S. Paccioretti
       ----------------------------        --------------------------------
Title: Director                        Date: 3/5/01
Date:   3/6/01                              -------------------------------
       ----------------------------

NO OBJECTION BY:

THE OFFICIAL COMMITTEE OF
UNSECURED CREDITORS

By:   /s/ Scott Hazan
      -----------------------------
Name: Scott Hazan
      Otterbourg, Steindler, Houston & Rosen, P.C.
      Attorneys for the Official Committee of Unsecured
      Creditors
Date: March 9, 2001
      -----------------------------

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